Exhibit 99.1
Secureworks Reports Third Quarter Fiscal 2022 Results with
193% TaegisTM ARR Growth and Record Gross Margins

ATLANTA, Ga, Dec. 2, 2021 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its third quarter, which ended on October 29, 2021.

Key Highlights
•Secureworks Taegis grew to $123 million in annual recurring revenue (ARR), an increase of over 20% sequentially and 193% on a year-over-year basis.
•Ended the third quarter of fiscal 2022 with 800 customers on the Taegis cloud-native security platform.
•Both GAAP and Non-GAAP gross margins rose to record highs, at 60.4% and 63.6%.
•Won Frost & Sullivan’s 2021 Best Practices Company of the Year, for the visionary innovation of Taegis XDR and Secureworks’ demonstrated commitment to enabling customers with different needs and maturity levels to benefit from an XDR-powered defense.

“The strength of our Taegis cloud-native security platform is generating strong industry validation and positive customer feedback,” said Wendy Thomas, CEO, Secureworks. “We continue to be encouraged by customer reception to our business model shift and are proud of the expansion we are seeing with Taegis adoption.”

Third Quarter Fiscal 2022 Financial Highlights

•Taegis revenue grew 161% from the third quarter of fiscal 2021 to $23.9 million.
•Overall revenue was $133.7 million, a decrease of 5.6% from the third quarter of fiscal 2021, reflective of our continued shift to higher-margin business.
•GAAP gross margin was 60.4%, compared with 57.9% in the same period last year. Non-GAAP gross margin was 63.6% compared with 60.7% in the third quarter of fiscal 2021.
•GAAP net loss was $12.9 million, or $0.15 per share, compared with $3.6 million, or $0.04 per share, in the prior year. Non-GAAP net income was $1.2 million, or $0.01 per share, compared with net income of $6.7 million, or $0.08 per share, in the same period last year.
•Adjusted EBITDA for the quarter was $4.7 million, compared with $11.3 million in the third quarter of fiscal 2021.
•Ended the third quarter with $205 million in cash and cash equivalents.

“We’re pleased with the continued expansion of our Taegis customer base, resulting in Taegis ARR growth of 193% this quarter,” said Paul Parrish, Chief Financial Officer, Secureworks. “As we actively shift the company to a higher-margin mix of solutions, GAAP subscription gross profit margins are expanding – up this quarter over 300 bps from last year.”

Business and Operational Highlights

•Recognized as a Leader in the “IDC MarketScape: U.S. Managed Detection and Response Services 2021 Assessment (doc # US48129921, August 2021.)”
•Recognized as a Leader in the “IDC MarketScape: Worldwide Incident Readiness Services 2021 Assessment (doc # US46741420, November 2021.)”
•Winner of Security Current’s inaugural CISO Choice Award for Security Analytics recognizing the company for real-world innovation that addresses emerging risks in new and creative ways.
•Winner of CyberSecurity Breakthrough’s Cloud Based Network Security Solution of the Year award.
•Released Taegis NGAV next-generation endpoint threat prevention and ManagedXDR Elite to deliver continuous threat hunting with a designated threat hunter.
•Expanded international operations with new cloud instance in Frankfurt, Germany, for European Union (EU) customers and channel partners.

Financial Outlook
For the fourth quarter of fiscal 2022, the Company expects:
•Revenue of $128 million to $130 million.
•GAAP net loss per share of $0.24 to $0.23 and net loss per share performance on a non-GAAP basis of $0.09 to $0.07.

Secureworks is providing the following updated guidance for full fiscal year 2022. The Company expects:

Fiscal Year 2022 Guidance
Taegis ARR	At least $155M
Taegis revenue	$90M to $92M
Total revenue	$535M to $537M
GAAP net income	-$51M to -$50M -$.62 to - $.60 per share
Non-GAAP net income	-$2M to 0 -$.02 to 0 per share
Adjusted EBITDA	$9M to $11M
Cash from operations	$8M to $10M

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its third quarter fiscal 2022 results and financial guidance on Dec. 2, 2021, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.

Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing non-GAAP financial measures to the most directly comparable GAAP financial measure is provided below for each of the fiscal periods indicated.

Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss per share, and non-GAAP net loss per share for the fourth quarter of fiscal 2022, and revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, Adjusted EBITDA, cash flow from operations, and annual recurring revenue and revenue for its Taegis platform for full year fiscal 2022, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors, including those relating to, among others: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s reliance on personnel with extensive information security expertise; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the Company’s exposure to fluctuations in currency exchange rates; the effect of governmental export or import controls on the Company’s business; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; estimates or judgments relating to the Company’s critical accounting policies; the effect of natural disasters, public health issues and other catastrophic events on the Company’s ability to serve its customers, including the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.

About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com

Contact Information
Investor Inquiries:
Andrew Storm
VP Investor Relations
615-210-7124
astorm@secureworks.com
Media Inquiries:
Derek Delano
Corporate Communications
617-335-9516
press@secureworks.com

(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 29, 2021	October 30, 2020	October 29, 2021	October 30, 2020
Net revenue:
Subscription	$102,992	$108,265	$309,488	$320,881
Professional services	30,707	33,376	97,846	100,417
Total net revenue	133,699	141,641	407,334	421,298
Cost of revenue:
Subscription	34,888	40,051	109,423	122,506
Professional services	18,002	19,562	57,157	59,916
Total cost of revenue	52,890	59,613	166,580	182,422
Gross profit	80,809	82,028	240,754	238,876
Operating expenses:
Research and development	32,767	27,608	91,336	75,790
Sales and marketing	35,008	34,810	106,098	107,886
General and administrative	28,404	24,508	80,447	73,824
Total operating expenses	96,179	86,926	277,881	257,500
Operating loss	(15,370)	(4,898)	(37,127)	(18,624)
Interest and other, net	(762)	(79)	(2,270)	944
Loss before income taxes	(16,132)	(4,977)	(39,397)	(17,680)
Income tax benefit	(3,269)	(1,369)	(8,381)	(5,309)
Net loss	$(12,863)	$(3,608)	$(31,016)	$(12,371)

Loss per common share (basic and diluted)	$(0.15)	$(0.04)	$(0.37)	$(0.15)
Weighted-average common shares outstanding (basic and diluted)	83,297	81,474	82,754	81,276

Percentage of Total Net Revenue
Subscription gross margin	66.1%	63.0%	64.6%	61.8%
Professional services gross margin	41.4%	41.4%	41.6%	40.3%
Total gross margin	60.4%	57.9%	59.1%	56.7%
Research and development	24.5%	19.5%	22.4%	18.0%
Sales and marketing	26.2%	24.6%	26.0%	25.6%
General and administrative	21.2%	17.3%	19.7%	17.5%
Operating expenses	71.9%	61.4%	68.2%	61.1%
Operating loss	(11.5)%	(3.5)%	(9.1)%	(4.4)%
Loss before income taxes	(12.1)%	(3.5)%	(9.7)%	(4.2)%
Net loss	(9.6)%	(2.5)%	(7.6)%	(2.9)%
Effective tax rate	20.3%	27.5%	21.3%	30.0%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	October 29, 2021	January 29, 2021
Assets:
Current assets:
Cash and cash equivalents	$205,129	$220,300
Accounts receivable, net	95,108	108,005
Inventories, net	515	560
Other current assets	14,515	17,349
Total current assets	315,267	346,214
Property and equipment, net	11,048	17,143
Operating lease right-of-use assets, net	18,979	22,330
Goodwill	426,228	425,861
Intangible assets, net	139,853	157,820
Other non-current assets	79,312	75,993
Total assets	$990,687	$1,045,361
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$13,063	$16,769
Accrued and other	85,128	109,134
Short-term deferred revenue	164,359	168,437
Total current liabilities	262,550	294,340
Long-term deferred revenue	5,399	9,590
Operating lease liabilities, non-current	18,461	22,461
Other non-current liabilities	51,946	51,189
Total liabilities	338,356	377,580
Stockholders' equity	652,331	667,781
Total liabilities and stockholders' equity	$990,687	$1,045,361

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	October 29, 2021	October 30, 2020
Cash flows from operating activities:
Net loss	$(31,016)	$(12,371)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	29,914	30,978
Amortization of right of use asset	3,081	1,577
Stock-based compensation expense	23,677	17,675
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	2,374	(1,190)
Income tax benefit	(8,381)	(5,309)
Other non cash impacts	—	150
Provision for credit losses	73	1,871
Changes in assets and liabilities:
Accounts receivable	12,460	2,296
Net transactions with parent	(6,794)	5,586
Inventories	45	56
Other assets	8,107	4,514
Accounts payable	(3,814)	2,668
Deferred revenue	(8,830)	(4,820)
Operating leases, net	(4,266)	(2,202)
Accrued and other liabilities	(18,403)	(13,046)
Net cash (used)/provided by operating activities	(1,773)	28,433
Cash flows from investing activities:
Acquisition of a Business, net of cash	—	(15,081)
Software development costs	(4,574)	—
Capital expenditures	(1,248)	(2,181)
Net cash used in investing activities	(5,822)	(17,262)
Cash flows from financing activities:
Payment of taxes for equity awards	(11,710)	(4,962)
Proceeds from stock option exercises	4,134	—
Net cash used in financing activities	(7,576)	(4,962)

Net decrease in cash and cash equivalents	(15,171)	6,209
Cash and cash equivalents at beginning of the period	220,300	181,838
Cash and cash equivalents at end of the period	$205,129	$188,047

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented below. The Company encourages investors to review its GAAP results in conjunction with the presentation of non-GAAP financial measures.
The following is a summary of the items excluded from the most comparable GAAP financial measures to calculate our non-GAAP financial measures:
•Amortization of Intangible Assets. Amortization of intangible assets consists of amortization of customer relationships and acquired technology. In connection with the acquisition of Dell by Dell Technologies in fiscal 2014 and our acquisition of Delve Laboratories, Inc. in fiscal 2021, all of our tangible and intangible assets and liabilities were accounted for and recognized at fair value on the transaction date. Accordingly, amortization of intangible assets consists of amortization associated with intangible assets recognized in connection with each such transaction.
•Stock-based Compensation Expense. Non-cash stock-based compensation expense relates to both the Dell Technologies and Secureworks equity plans. We exclude such expense when assessing the effectiveness of our operating performance since stock-based compensation does not necessarily correlate with the underlying operating performance of the business.
•Aggregate Adjustment for Income Taxes. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above. The tax effects are determined based on the tax jurisdictions where the above items were incurred.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 29, 2021	October 30, 2020	October 29, 2021	October 30, 2020
GAAP net revenue	$133,699	$141,641	$407,334	$421,298
GAAP subscription cost of revenue	34,888	40,051	109,423	122,506
Amortization of intangibles	(4,109)	(3,646)	(11,972)	(10,754)
Stock-based compensation expense	(41)	(84)	(159)	(532)
Non-GAAP subscription cost of revenue	$30,738	$36,321	$97,292	$111,220
GAAP professional services cost of revenue	$18,002	$19,562	$57,157	$59,916
Stock-based compensation expense	(103)	(171)	(474)	(476)
Non-GAAP professional services cost of revenue	$17,899	$19,391	$56,683	$59,440
GAAP gross profit	$80,809	$82,028	$240,754	$238,876
Amortization of intangibles	4,109	3,646	11,972	10,754
Stock-based compensation expense	144	255	633	1,008
Non-GAAP gross profit	$85,062	$85,929	$253,359	$250,638
GAAP research and development expenses	$32,767	$27,608	$91,336	$75,790
Stock-based compensation expense	(2,268)	(793)	(4,908)	(3,181)
Non-GAAP research and development expenses	$30,499	$26,815	$86,428	$72,609
GAAP sales and marketing expenses	$35,008	$34,810	$106,098	$107,886
Stock-based compensation expense	(1,493)	(1,072)	(3,241)	(2,695)
Non-GAAP sales and marketing expenses	$33,515	$33,738	$102,857	$105,191
GAAP general and administrative expenses	$28,404	$24,508	$80,447	$73,824
Amortization of intangibles	(3,524)	(3,524)	(10,571)	(10,571)
Stock-based compensation expense	(6,157)	(3,961)	(14,895)	(10,791)
Non-GAAP general and administrative expenses	$18,723	$17,023	$54,981	$52,462
GAAP operating loss	$(15,370)	$(4,898)	$(37,127)	$(18,624)
Amortization of intangibles	7,633	7,170	22,543	21,325
Stock-based compensation expense	10,062	6,081	23,677	17,675
Non-GAAP operating income	$2,325	$8,353	$9,093	$20,376
GAAP net loss	$(12,863)	$(3,608)	$(31,016)	$(12,371)
Amortization of intangibles	7,633	7,170	22,543	21,325
Stock-based compensation expense	10,062	6,081	23,677	17,675
Aggregate adjustment for income taxes	(3,613)	(2,917)	(9,073)	(8,998)
Non-GAAP net income	$1,219	$6,726	$6,131	$17,631
GAAP loss per share	$(0.15)	$(0.04)	$(0.37)	$(0.15)
Amortization of intangibles	0.09	0.09	0.27	0.26
Stock-based compensation expense	0.12	0.08	0.28	0.22
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.11)	(0.11)
Non-GAAP earnings per share *	$0.01	$0.08	$0.07	$0.22
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net loss	$(12,863)	$(3,608)	$(31,016)	$(12,371)
Interest and other, net	762	79	2,270	(944)
Income tax benefit	(3,269)	(1,369)	(8,381)	(5,309)
Depreciation and amortization	10,051	10,106	29,914	30,978
Stock-based compensation expense	10,062	6,081	23,677	17,675
Adjusted EBITDA	$4,743	$11,289	$16,464	$30,029

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
Percentage of Total Net Revenue	October 29, 2021	October 30, 2020	October 29, 2021	October 30, 2020
GAAP gross margin	60.4%	57.9%	59.1%	56.7%
Non-GAAP adjustment	3.2%	2.8%	3.1%	2.8%
Non-GAAP gross margin	63.6%	60.7%	62.2%	59.5%

GAAP research and development expenses	24.5%	19.5%	22.4%	18.0%
Non-GAAP adjustment	(1.7)%	(0.6)%	(1.2)%	(0.8)%
Non-GAAP research and development expenses	22.8%	18.9%	21.2%	17.2%

GAAP sales and marketing expenses	26.2%	24.6%	26.0%	25.6%
Non-GAAP adjustment	(1.1)%	(0.8)%	(0.7)%	(0.6)%
Non-GAAP sales and marketing expenses	25.1%	23.8%	25.3%	25.0%

GAAP general and administrative expenses	21.2%	17.3%	19.7%	17.5%
Non-GAAP adjustment	(7.2)%	(5.3)%	(6.2)%	(5.0)%
Non-GAAP general and administrative expenses	14.0%	12.0%	13.5%	12.5%

GAAP operating loss	(11.5)%	(3.5)%	(9.1)%	(4.4)%
Non-GAAP adjustment	13.3%	9.4%	11.3%	9.2%
Non-GAAP operating income	1.8%	5.9%	2.2%	4.8%

GAAP net loss	(9.6)%	(2.5)%	(7.6)%	(2.9)%
Non-GAAP adjustment	10.5%	7.2%	9.1%	7.1%
Non-GAAP net income	0.9%	4.7%	1.5%	4.2%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	January 28, 2022		January 28, 2022
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP and non-GAAP net revenue	$128	$130	$535	$537

GAAP net loss	$(20)	$(19)	$(51)	$(50)
Amortization of intangibles	8	8	30	30
Stock-based compensation expense	10	10	33	33
Aggregate adjustment for income taxes	(4)	(4)	(14)	(14)
Non-GAAP net (loss)*	$(8)	$(6)	$(2)	$0

GAAP net loss per share	$(0.24)	$(0.23)	$(0.62)	$(0.60)
Amortization of intangibles	0.09	0.09	0.36	0.36
Stock-based compensation expense	0.11	0.11	0.40	0.40
Aggregate adjustment for income taxes	(0.05)	(0.05)	(0.17)	(0.17)
Non-GAAP net (loss) per share*	$(0.09)	$(0.07)	$(0.02)	$0.00

GAAP net loss			$(51)	$(50)
Interest and other, net			3	3
Income tax benefit			(14)	(14)
Depreciation and amortization			39	39
Stock-based compensation expense			33	33
Adjusted EBITDA*			$9	$11

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions)				82.9
Cash flow from operations			$8 to $10
Capital expenditures				$7 to $9
* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding